REPORT OF
INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM



To the Shareholders and
Board of Trustees of
Investment Managers Series
Trust
Glendora, California 91740


In planning and performing our
audit of the financial statements
of Gavekal KL Allocation Fund
(the Fund), a series of
Investment Managers Series
Trust, as of and for the year
ended August 31, 2016, in
accordance with the standards
of the Public Company
Accounting Oversight Board
(United States), we considered
their internal control over
financial reporting, including
control activities for
safeguarding securities, as a
basis for designing our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to
comply with the requirements of
Form N-SAR, but not for the
purpose of expressing an
opinion on the effectiveness of
the Funds internal control over
financial reporting.
Accordingly, we express no
such opinion.

The management of the Fund is
responsible for establishing and
maintaining effective internal
control over financial reporting.
In fulfilling this responsibility,
estimates and judgments by
management are required to
assess the expected benefits and
related costs of controls.   A
companys internal control over
financial reporting is a process
designed to provide reasonable
assurance regarding the
reliability of financial reporting
and the preparation of financial
statements for external purposes
in accordance with generally
accepted accounting principles.
A companys internal control
over financial reporting includes
those policies and procedures
that (1) pertain to the
maintenance of records that, in
reasonable detail, accurately and
fairly reflect the transactions
and dispositions of the assets of
the company (2) provide
reasonable assurance that
transactions are recorded as
necessary to permit preparation
of financial statements in
accordance with generally
accepted accounting principles,
and that receipts and
expenditures of the company are
being made only in accordance
with authorizations of
management and directors of
the company and (3) provide
reasonable assurance regarding
prevention or timely detection
of unauthorized acquisition, use
or disposition of a companys
assets that could have a material
effect on the financial
statements.

Because of inherent limitations,
internal control over financial
reporting may not prevent or
detect misstatements.   Also,
projections of any evaluation of
effectiveness to future periods
are subject to the risk that
controls may become
inadequate because of changes
in conditions, or that the degree
of compliance with the policies
or procedures may deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or operation of
a control does not allow
management or employees, in
the normal course of performing
their assigned functions, to
prevent or detect misstatements
on a timely basis.   A material
weakness is a deficiency, or
combination of deficiencies, in
internal control over financial
reporting, such that there is a
reasonable possibility that a
material misstatement of the
companys annual or interim
financial statements will not be
prevented or detected on a
timely basis.






To the Shareholders and
Board of Trustees of
Investment Managers Series
Trust
Page Two





Our consideration of the Funds
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not
necessarily disclose all
deficiencies in internal control
that might be material
weaknesses under standards
established by the Public
Company Accounting Oversight
Board (United States).
However, we noted no
deficiencies in the Funds
internal control over financial
reporting and its operation,
including controls for
safeguarding securities, which
we consider to be material
weaknesses, as defined above,
as of August 31, 2016.

This report is intended solely for
the information and use of
management, Shareholders and
Board of Trustees of Investment
Managers Series Trust and the
Securities and Exchange
Commission, and is not
intended to be and should not be
used by anyone other than these
specified parties.




TAIT, WELLER &
BAKER LLP

Philadelphia, Pennsylvania
October 24, 2016